                            MOHAWK INDUSTRIES, INC.
                 CONSOLIDATED SUPPLEMENTAL BALANCE SHEET DATA
                                (in thousands)
                                 EXHIBIT 99.2
                                  Page 1 of 2


                                                                           As Of
                                       ---------------------------------------------------------------------------
                                       Mar. 28, 1998        Jun. 27, 1998        Sept. 26, 1998      Dec. 31, 1998
                                       -------------        -------------        --------------      -------------

                                                                           ASSETS
Current Assets:
  Cash...............................   $       80          $      145              $       72            $    2,384
  Receivables........................   $  329,078          $  339,947              $  371,367            $  331,928
  Inventories........................   $  407,663          $  416,328              $  443,107            $  423,837
  Prepaid expenses...................   $   12,569          $    8,203              $    7,873            $   19,322
  Deferred income taxes..............   $   38,657          $   38,932              $   37,576            $   52,568
                                        ----------          ----------              ----------            ----------
      Total current assets...........   $  788,047          $  803,555              $  859,995            $  830,039

Property, plant and
  equipment, net.....................   $  415,321          $  419,801              $  446,662            $  454,867
Other assets.........................   $   76,351          $   76,385              $   99,479            $  103,684
                                        ----------          ----------              ----------            ----------
                                        $1,279,719          $1,299,741              $1,406,136            $1,388,590
                                        ==========          ==========              ==========            ==========


                                                        LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current portion of long-
    term debt........................   $   43,141          $   39,720              $   40,262            $   44,424
  Accounts payable and
    accrued expenses.................   $  344,428          $  360,658              $  384,279            $  364,037
                                        ----------          ----------              ----------            ----------
      Total current liabilities......   $  387,569          $  400,378              $  424,541            $  408,461

Deferred income taxes................   $   29,281          $   31,178              $   31,178            $   31,025
Long-term debt.......................   $  346,891          $  315,721              $  360,216            $  332,665
Other long-term liabilities..........   $    5,850          $    5,487              $    5,363            $    5,380
                                        ----------          ----------              ----------            ----------
      Total liabilities..............   $  769,591          $  752,764              $  821,298            $  777,531
                                        ----------          ----------              ----------            ----------

Stockholders' equity:
  Capital stock......................   $      603          $      604              $      604            $      606
  Additional paid-in capital.........   $  169,212          $  170,169              $  170,913            $  172,045
  Retained earnings..................   $  340,313          $  376,204              $  413,321            $  438,408
                                        ----------          ----------              ----------            ----------
     Total stockholders' equity......   $  510,128          $  546,977              $  584,838            $  611,059
                                        ----------          ----------              ----------            ----------
                                        $1,279,719          $1,299,741              $1,406,136            $1,388,590
                                        ==========          ==========              ==========            ==========

                            MOHAWK INDUSTRIES, INC.
                 CONSOLIDATED SUPPLEMENTAL BALANCE SHEET DATA
                                (in thousands)
                                 EXHIBIT 99.2
                                  Page 2 of 2


                                                                          As Of
                                                      ------------------------------------------
                                                      Apr. 3, 1999                  Jul. 3, 1999
                                                      -------------                 ------------

                                                                         ASSETS

Current Assets:
  Receivables                                             $361,027                      $372,495
  Inventories                                             $498,972                      $528,555
  Prepaid expenses                                          $8,378                       $10,677
  Deferred income taxes                                    $52,571                       $52,571
                                                        ----------                    ----------

      Total current assets                                $920,948                      $964,298

Property, plant and
  equipment, net                                          $591,626                      $605,567
Other assets                                              $111,089                      $108,755
                                                        ----------                    ----------
                                                        $1,623,663                    $1,678,620
                                                        ==========                    ==========


                                                          LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current portion of long-
    term debt                                             $197,087                      $197,038
  Accounts payable and
    accrued expenses                                      $381,550                      $393,016
                                                        ----------                    ----------
      Total current liabilities                           $578,637                      $590,054
Deferred income taxes                                      $31,025                       $31,025
Long-term debt                                            $363,369                      $365,979
Other long-term liabilities                                 $4,925                          $869
                                                        ----------                    ----------
      Total liabilities                                   $977,956                      $987,927
                                                        ----------                    ----------

Stockholders' equity:
  Capital stock                                               $606                          $606
  Additional paid-in capital                              $178,434                      $179,409
  Retained earnings                                       $466,667                      $510,678
                                                        ----------                    ----------
     Total stockholders' equity                           $645,707                      $690,693
                                                        ----------                    ----------
                                                        $1,623,663                    $1,678,620
                                                        ==========                    ==========